UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  July 10, 2003


                                    JRE, INC.
                 -----------------------------------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


        NEW YORK                      000-33517                   11-3579470
--------------------------------------------------------------------------------
       (STATE OF                   (COMMISSION FILE             (IRS EMPLOYER
     INCORPORATION)                     NUMBER)              IDENTIFICATION NO.)


                          5650 Yonge Street, 15th Floor
                              Xerox Tower Building
                                Toronto, Ontario
                                 Canada M2M 4G3
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (416) 226-3375
               --------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 1.  Changes in control of Registrant.

a) On July 10, 2003, 10,000,000 shares of restricted common stock of the Registrant were issued to the shareholders of Cyper Entertainment, Inc. ("Cyper") in exchange for all of the issued and outstanding shares of Cyper, pursuant to the provisions of the Acquisition Agreement dated May 23, 2003 by and between JRE, Inc., Cyper and shareholders of Cyper, which Agreement was filed as an exhibit to the Registrant's 8-K filing in June, 2003 . As a result of closing pursuant to the Acquisition Agreement, and the issuance of such shares, Cyper has become a wholly owned subsidiary of the Registrant and former Cyper shareholders now own approximately 67% of Registrant's issued and outstanding shares.

Pursuant to the provisions of the acquisition agreement, Jeffrey R. Esposito, Kenneth C. Dollmann and Joel Esposito resigned as officers and directors of Registrant, and Duk Jin Jang was elected as President, CEO and a Director; Michael Chang was elected as Secretary, Treasurer and a Director; and Jong Won Yoon was elected as Vice President and a Director of Registrant.

b) There are no arrangements known to the Registrant, including any pledge by any person, of securities of the Registrant, the operation of which may, at a subsequent date, result in a change in control of Registrant.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     a)   Financial Statements of Business Acquired

     b)   Pro Forma Financial Information

     c)   Exhibits

          Acquisition Agreement dated May 23, 2003 incorporated herein by reference to Form 8-K filed May 30, 2003

                          CYPER ENTERTAINMENT CO., LTD.

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2002 AND 2001






                                    CONTENTS

Independent Auditors' Report                                        1

Balance Sheets                                                      2

Statements of Shareholders' Deficiency                              3

Statements of Operations                                            4

Statements of Cash Flows                                            5

Notes to Financial Statements                                  6 - 11

                                                           SF Partnership, LLP

                                                           Chartered Accountants





                          INDEPENDENT AUDITORS' REPORT


To the Stockholders of
Cyper Entertainment Co., Ltd.


     We have audited the accompanying balance sheets of Cyper Entertainment Co., Ltd. (the "Company") as of December 31, 2002 and 2001, and the related statements of shareholders' deficiency, operations, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and 2001, and the results of its operation, accumulated deficit and its cash flows for the years ended, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1(b) to the financial statements, the Company has suffered recurring losses and negative working capital from operations, which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 1(b). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




                                                SF Partnership, LLP



Toronto, Canada                                 CHARTERED ACCOUNTANTS
September 21, 2003

The Madison Centre, 4950 Yonge Street, Suite 400, Toronto, Ontario Canada
M2M 6K1
Telephone 416 250 1212 Fax 416 250 1225

CYPER ENTERTAINMENT CO., LTD.
Balance Sheets
December 31, 2002 and 2001

                                                        2002            2001

                                     ASSETS
Current
    Cash                                            $     9,244    $    39,128
    Term deposit (note 3)                                13,650          7,600
    Prepaid and sundry assets                                44         24,614
    Accounts receivable                                    --            9,067
                                                    --------------------------

                                                         22,938         80,409
Long-term Prepaid Assets                                 34,893         27,010
Rent Deposits                                               420         48,640
Equipment (note 4)                                      706,644        736,755
Organization Cost                                          --              251
                                                    --------------------------

                                                    $   764,895    $   893,065
                                                    ==========================

                                  LIABILITIES
Current
    Bank loans (note 5)                             $   323,400    $   292,600
    Accounts payable and accrued charges                907,649        630,965
    Convertible bond (note 8)                           823,200           --
    Interest payable (note 8)                           130,585           --
    Loan payable (note 6)                                42,000         38,000
    Loans from shareholders and
     directors (note 7)                                 501,068        488,588
                                                    --------------------------

                                                      2,727,902      1,450,153
Convertible Bond (note 8)                                  --          744,800
Interest Payable (note 8)                                  --           56,698
                                                    --------------------------

                                                      2,727,902      2,251,651
                                                    --------------------------


                            SHAREHOLDERS' DEFICIENCY

Capital Stock (note 9)                                  546,574        546,574
Paid in Capital                                         356,471        356,471
Accumulated Other Comprehensive Income                  (83,092)        81,898
Accumulated Deficit                                  (2,782,960)    (2,343,529)
                                                    --------------------------

                                                     (1,963,007)    (1,358,586)
                                                    --------------------------

                                                    $   764,895    $   893,065
                                                    ==========================

APPROVED ON BEHALF OF THE BOARD

CYPER ENTERTAINMENT CO., LTD.
Statements of Shareholders' Deficiency
Years Ended December 31, 2002 and 2001



                                                                                        Accumulated
                                                                      Additional              Other
                                         Number of        Common         Paid in      Comprehensive           Accumulated
                                            Shares         Stock         Capital      Income (Loss)              Deficit
--------------------------------------------------------------------------------------------------------------------------

Balance, January 1, 2001                    1,185,000      $   527,325      $   222,081       $    11,067       $  (847,905)
Net loss                                         --               --               --                --          (1,495,624)
Shares issued for cash                         50,000           19,249          134,750              --                --
Share issuance costs                             --               --               (360)             --                --
Financial statement translation                  --               --               --              70,831              --
                                            -------------------------------------------------------------------------------


Balance, December 31, 2001                  1,235,000      $   546,574      $   356,471       $    81,898       $(2,343,529)
                                            -------------------------------------------------------------------------------



Balance, December 31, 2001                  1,235,000      $   546,574      $   356,471       $    81,898       $(2,343,529)
Net loss                                         --               --               --                --            (439,431)
Financial statement translation                  --               --               --            (164,990)             --
                                            --------------------------------------------------------------------------------


Balance, December 31, 2002                  1,235,000      $   546,574      $   356,471       $   (83,092)      $(2,782,960)
                                            ===============================================================================





                                                               -3-

CYPER ENTERTAINMENT CO., LTD.
Statements of Operations
Years Ended December 31, 2002 and 2001



                                                         2002          2001

Sales                                                $   193,919    $   174,883

Cost of Sales                                            313,991      1,199,343
                                                     --------------------------


Gross Loss                                              (120,072)    (1,024,460)
                                                     --------------------------


Expenses
    Selling, general and administrative expenses         355,190        311,114
    Interest                                             124,863        105,825
    Miscellaneous                                            813            797
    Loss on disposition of tangible assets                  --          258,706
    Depreciation                                         118,493        177,453
                                                     --------------------------


                                                         599,359        853,895
                                                     --------------------------


Net Loss Before the Undernoted                          (719,431)    (1,878,355)

Forgiveness of Related Party's Loan                      280,000        382,731
                                                     --------------------------


Net Loss                                             $  (439,431)   $(1,495,624)
                                                     ==========================



Basic Loss Per Share                                 $     (0.36)   $     (1.24)
                                                     ==========================


Fully Diluted Loss Per Share (note 9)                $     (0.36)   $     (1.24)
                                                     ==========================


Basic Weighted Average Number of Shares                1,235,000      1,209,110
                                                     ==========================

CYPER ENTERTAINMENT CO., LTD.
Statements of Cash Flows
Years Ended December 31, 2002 and 2001



                                                         2002           2001

Cash Flows from Operating Activities
    Net loss                                        $  (439,431)    $(1,495,624)
    Depreciation                                        118,493         177,453
    Loss from disposal of equipment                        --           258,706
    Accrued interest payable                             73,887         (87,556)
    Foreign exchange on translation                    (164,990)         70,831
    Accounts receivable                                   9,067          (9,067)
    Prepaid and sundry assets                            24,570          71,703
    Accounts payable and accrued charges                276,677         408,518
    Rent deposits                                        48,220         173,828
                                                    ---------------------------

                                                        (53,507)       (431,208
                                                    ---------------------------

Cash Flows from Investing Activities
    Increase in term deposit                             (6,050)         (7,600)
    Increase in long-term prepaid assets                 (7,883)        (20,737)
    Net acquisition of equipment                        (88,124)        (50,229)
                                                    ---------------------------

                                                       (102,057)        (78,566)
                                                    ---------------------------

Cash Flows from Financing Activities
    Increase in bank loans                               30,800         (35,250)
    Increase in convertible bond                         78,400         (29,400)
    Increase in loan payable                              4,000          38,000
    Increase in loans from
      shareholders and directors                         12,480         129,824
    Issuance of common stock                               --           153,639
                                                    ---------------------------

                                                        125,680         256,813
                                                    ---------------------------

Net Decrease in Cash                                    (29,884)       (252,961)

Cash - beginning of  year                                39,128         292,089
                                                    ---------------------------

Cash - end of year                                  $     9,244     $    39,128
                                                    ===========================

Interest Paid

During the year, the company had cash flows arising from interest paid as follows:

    Interest paid                                   $    60,458     $    46,706
                                                    ===========================

CYPER ENTERTAINMENT CO., LTD.
Notes to Financial Statements
December 31, 2002 and 2001



1. Description of Business and Going Concern

     a) Description of Business

          Cyper Entertainment Co., Ltd. ("the Company"), a company operating in Seoul, Korea, was established in 2000. The Company's head office is located in Seoul, Korea. The Company is a digital animation and production company providing services to the television, commercial and film industries globally. The Company develops and produces 3D digital animation for television, short films, computer generated image feature films, home video, music video and multimedia applications such as video games. The Company has produced TV programming and feature films for the North American Market.

     b) Going Concern

          The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has experienced recurring losses since inception and has negative cash flows from operations that raise substantial doubt as to its ability to continue as a going concern. For the years ended December 31, 2002 and 2001, the Company experienced net losses of $439,431 and $1,495,624 respectively.

          The Company's ability to continue as a going concern is contingent upon its ability to secure additional financing, initiating sale of its product and attaining profitable operations.

          Management is pursuing various sources of equity financing in addition to increasing its sales base. Subsequent to the year end, it entered into a reverse-takeover agreement with a public shell corporation (see note 11). Although the Company has plans to pursue additional financing, there can be no assurance that the Company will be able to secure financing when needed or obtain such on terms satisfactory to the Company, if at all.

          The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

CYPER ENTERTAINMENT CO., LTD.
Notes to Financial Statements
December 31, 2002 and 2001

2. Summary of Significant Accounting Policies

          The accounting policies of the Company are in accordance with generally accepted accounting principles of the United States of America, and their basis of application is consistent. Outlined below are those policies considered particularly significant:

     a) Reporting Currency

          The Company's functional currency is Korean won. Financial statements have been translated into US dollars in accordance with SFAS No. 52, "Foreign Currency Translation". All translation gains and losses are directly reflected separately in stockholders equity as Accumulated Other Comprehensive Income (loss).

          Foreign currency transactions of the Korean operation have been translated to Korean Won at the rate prevailing at the time of the transaction. Realized foreign exchange gains and losses have been charged to income in the year.

     b) Equipment

          Equipment is stated at cost.

          Depreciation is computed by the straight line method using rates based on estimated useful lives of the respective assets.

                                                          Useful lives (years)
                                                          --------------------
                 Machinery and equipment                            10
                 Furniture and office equipment                      5
                 Vehicles                                            5

     c) Revenue Recognition

          The Company recognizes revenues when services are performed on a percentage of completion method when collection is reasonably ascertained.

     d) Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Concentration of Credit Risk

          SFAS No. 105, "Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk", requires disclosure of any significant off-balance risk and credit risk concentration. The Company does not have significant off-balance sheet risk or credit concentration.

CYPER ENTERTAINMENT CO., LTD.
Notes to Financial Statements
December 31, 2002 and 2001


2. Summary of Significant Accounting Policies (cont'd)

     f) Financial Instruments

          Fair values of cash equivalents, short-term and long-term investments and short-term debt approximate cost. The estimated fair values of other financial instruments, including debt, equity and risk management instruments, have been determined using market information and valuation methodologies, primarily discounted cash flow analysis. These estimates require considerable judgment in interpreting market data, and changes in assumptions or estimation methods could significantly affect the fair value estimates.

     g) Impact of Recently Issued Accounting Standards

          The FASB recently issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," that is applicable to financial statements issued for fiscal years beginning after December 15, 2001. SFAS No. 144 addresses the financial accounting and reporting for the impairment or disposal of long-lived assets. The Company adopted SFAS No. 144 and the statement is not expected to have a material effect on the Company's financial position or operating results.


3.    Term Deposit

          Term Deposit has been provided as collateral in connection with short term borrowing from Hanna Bank as described in note 5.


4.    Equipment

          Equipment is comprised as follows:


                                                                  2002                                     2001
                                                           Accumulated                              Accumulated
                                          Cost            Depreciation               Cost          Depreciation
---------------------------------------------------------------------------------------------------------------

      Machinery and equipment         $  790,091           $  203,639           $  714,845           $  112,760
      Vehicles                            28,578               14,289               25,856                7,757
      Furniture and fixtures             204,474               98,571              170,092               53,521
                                      -------------------------------------------------------------------------

                                      $1,023,143           $  316,499           $  910,793           $  174,038
                                      -------------------------------------------------------------------------

      Net carrying amount                                   $  706,644                               $  736,755
                                                            ----------                               ----------

CYPER ENTERTAINMENT CO., LTD.
Notes to Financial Statements
December 31, 2002 and 2001


5.    Bank Loans

                                                       2002               2001

      Industrial Bank                               $ 29,400            $ 26,600
      Hanna Bank # 1                                  42,000              38,000
      Hanna Bank # 2                                 252,000             228,000
                                                    ----------------------------

                                                    $323,400            $292,600
                                                    ========            ========



     Industrial Bank

     The loan bears interest at 9.55% per annum, repayable monthly interest only, and matures on February 25, 2003. The loan is secured by a second charge on the Company's assets as described in note 4. The loan is guaranteed by a personal guarantee by the Company's CEO.

     Hanna Bank #1

     The loan bears interest at 8.50% per annum, repayable monthly interest only, and matures on March 8, 2003. The loan is secured by a first charge on the Company's assets as described in note 4. The loan is guaranteed by a personal guarantee by the Company's CEO.

     Hanna Bank #2

     The loan bears interest of 7.85% per annum, repayable monthly interest only, and matures on August 1, 2003. The loan is secured by a first charge on the Company's assets as described in note 4. The loan is guaranteed by a personal guarantee by the Company's CEO.

     Bank loans from Industrial Bank and Hanna Bank #2 are further guaranteed by the Korean Technology Credit Guarantee Fund up to a total of $240,000 (300,000,000 Won).


6. Loan Payable

                                                      2002               2001

      Night Storm Media                             $ 42,000           $ 38,000
                                                    ===========================

     Loan payable from Night Storm Media, an arm's length party, is non-interest bearing and due on demand. The Company declared bankruptcy in 2001 and it is uncertain as to whether the loan has to be repaid.

CYPER ENTERTAINMENT CO., LTD.
Notes to Financial Statements
December 31, 2002 and 2001


7. Loans from Shareholders and Directors

     The loans from the shareholders and directors are non-interest bearing and due on demand.


8. Convertible Bond

     The Company recorded the convertible bond in accordance with APB-14, "Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants". The bond issue is treated entirely as debt and no formal accounting recognition is assigned to the value inherent in the conversion feature. The convertible bond bears interest at 9.5% per annum and matures on December 26, 2003. Each $2.76 (3,500 Won) is convertible to 1 common share of the Company.

     The Company makes quarterly interest payments on the bond equivalent to 2% per annum on the face value. The difference between the rate of accrual and the rate of payment is included in interest payable and is repayable on maturity of the convertible bond.


9. Capital Stock

        Authorized
            50,000,000  common shares, par value $0.45 (500 Won)

                                                      2002              2001
        Issued
             1,235,000  common shares               $ 546,574         $ 546,574
                                                    ===========================

     The convertible bond as described in note 8, has not been included in the calculation of the diluted earnings per share as the inclusion will be anti-dilutive.


10. Lease Commitments

     The Company is committed to lease obligations on its offices space to 2004. Future minimum annual payments exclusive of taxes, insurance and maintenance costs under these leases are as follows:

               2003                                      $ 56,056
               2004                                         5,096
                                                         --------

                                                         $ 61,152
                                                         --------

11. Income Taxes

     The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". This Standard prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the financial reporting and tax basis of assets and liabilities, and are measured using the enacted tax law when the effects of future changes in tax laws or rates are not anticipated.

     The Company's income tax rates in 2002 are 16.5% for the first $80,000 (100,000,000 Won) taxable income and 29.7% of the excess.

     The Company has no future income tax liabilities.

     The Company's only future income tax asset is from tax losses carried forward, for which a valuation allowance has been provided because it is not presently more likely than not that they will be realized.

      Future Income Tax Assets

                                                       2002           2001

      Non-capital losses carried forward            $ 336,000        $ 272,000
      Valuation allowance                            (336,000)        (272,000)
                                                    --------------------------




      Net future tax assets                         $      --        $    --
                                                    ==========================

     The Company has non-capital tax losses of approximately $1,165,000 available to offset future taxable income. The tax losses expire as follows:

               2003                                      $    525,000
               2004                                           425,000
               2005                                           215,000
                                                         ------------

                                                         $  1,165,000
                                                         ------------

12. Subsequent Events

     On July 10, 2003, in accordance with a Share Exchange Agreement dated May 23, 2003, the Company entered into a reverse-takeover transaction with JRE Inc. ("JRE"), a public New York shell corporation, whereby all the issued and outstanding shares of the Company were exchanged for 10,000,000 shares of restricted stock of JRE. As a result of the transaction, the shareholders of Cyper Entertainment Co., Ltd. will control 67% of JRE. While JRE is the legal parent, the Company, as a result of the reverse-takeover, became the parent company for accounting purposes.

                          CYPER ENTERTAINMENT CO., LTD.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 2003

                                    UNAUDITED






                                    CONTENTS




Pro-Forma Consolidated Balance Sheet                                       12

Pro-Forma Consolidated Statement of Deficit                                13

Pro-Forma Consolidated Statement of Operations                             14

Notes to Pro-Forma Consolidated Financial Statements                  15 - 16



CYPER ENTERTAINMENT CO., LTD.
Pro-Forma Consolidated Balance Sheet
June 30, 2003
Unaudited
                                                                        Cyper                        Cyper          Cyper
                                                                Entertainment                Entertainment  Entertainment
                                                  JRE Inc.           Co., Ltd.                    Co., Ltd.     Co., Ltd.
                                                  July 10,            June 30,     Pro-Forma      Pro-Forma      Dec. 31,
                                                    2003                2003     Adjustments  June 30, 2003          2002
------------------------------------------------------------------------------------------------------------------------

          ASSETS

Current
   Cash                                          $      --      $       522    $      --      $       522    $    10,643
   Term deposit                                         --           13,650           --           13,650         13,650
   Prepaid and sundry assets                            --                8           --                8         25,433
                                                 -----------------------------------------------------------------------

                                                        --           14,180           --           14,180         49,726
Long-term Prepaid Assets                                --           34,893           --           34,893         34,893
Rent Deposits                                           --           17,220           --           17,220            420
Equipment                                                631        643,845           --          644,476        707,546
                                                 -----------------------------------------------------------------------

                                                 $       631    $   710,138    $      --      $   710,769    $   792,585
                                                 =======================================================================

        LIABILITIES

Current
   Bank loan                                     $      --      $   319,883    $      --      $   319,883    $   341,400
   Accounts payable and accrued charges                 --        1,033,648           --        1,033,648        908,113
    Loan payable                                        --             --             --             --           42,000
   Convertible bond                                     --          823,200           --          823,200        823,200
   Interest payable                                     --          161,585           --          161,585        130,585
   Loans from shareholders and directors                --          638,305           --          638,305        501,068
                                                 -----------------------------------------------------------------------

                                                        --        2,976,621           --        2,976,621      2,746,366
                                                 -----------------------------------------------------------------------

       STOCKHOLDERS'
        DEFICIENCY
Capital Stock                                          4,960        546,574         (4,960)       546,574        546,574
Paid in Capital                                        1,609        356,471           (978)       357,102        365,697
Accumulated Other Comprehensive Income (Loss)           --          (86,713)          --          (86,713)       (83,092)
Accumulated Deficit                                   (5,938)    (3,082,815)         5,938     (3,082,815)    (2,782,960)
                                                 -----------------------------------------------------------------------

Total Stockholders' Deficiency                           631     (2,266,483)          --       (2,265,852)    (1,953,781)
                                                 -----------------------------------------------------------------------

Total liabilities and Stockholders' Deficiency   $       631    $   710,138    $      --      $   710,769    $   792,585
                                                 =======================================================================


                                                             -12-




CYPER ENTERTAINMENT CO., LTD.
Pro-Forma Consolidated Statement of Deficit
Six Months Ended June 30, 2003
Unaudited



                                                        Cyper                               Cyper              Cyper
                                                Entertainment                       Entertainment      Entertainment
                                    JRE Inc.        Co., Ltd.                           Co., Ltd.          Co., Ltd.
                                    July 10,         June 30,         Pro-Forma        Pro-Forma            Dec. 31,
                                        2003             2003       Adjustments    June 30, 2003                2002
----------------------------------------------------------------------------------------------------------------------

Accumulated Deficit
   - beginning of period       $     2,657        $(2,782,960)       $    (2,657)       $(2,782,960)       $(2,343,529)

   Net loss                         (8,595)          (299,855)             8,595           (299,855)          (439,431)
                               ---------------------------------------------------------------------------------------

Accumulated Deficit
    end of period              $    (5,938)       $(3,082,815)       $     5,938        $(3,082,815)       $(2,782,960)
                               =======================================================================================






                                                    -13-




CYPER ENTERTAINMENT CO., LTD.
Pro-Forma Consolidated Statement of Operations
Six Months Ended June 30, 2003
Unaudited






                                                         Cyper                               Cyper              Cyper
                                                 Entertainment                       Entertainment      Entertainment
                                      JRE Inc.        Co., Ltd.                          Co., Ltd.          Co., Ltd.
                                      July 10,         June 30,         Pro-Forma        Pro-Forma          Dec. 31,
                                          2003             2003       Adjustments    June 30, 2003              2002
--------------------------------------------------------------------------------------------------------------------


Sales                                  $   5,882      $   2,116      $  (5,882)        $   2,116           $ 193,919

Cost of Sales                               --           95,750           --              95,750             313,991
                                       -----------------------------------------------------------------------------


Gross Loss                                 5,882        (93,634)        (5,882)          (93,634)           (120,072)
                                       -----------------------------------------------------------------------------

Expenses
   Selling, general and
     administrative expenses              13,631         81,626        (13,631)           81,626             355,190
   Interest                                  846         62,543           (846)           62,543             124,863
   Miscellaneous                            --             --             --                --                   813
   Depreciation                             --           62,052           --              62,052             118,493
                                       -----------------------------------------------------------------------------


                                          14,477        206,221        (14,477)          206,221             599,359
                                       -----------------------------------------------------------------------------


Net Loss Before the Undernoted            (8,595)      (299,855)         8,595          (299,855)           (719,431)

Forgiveness of Related Party's Loan         --             --             --                --               280,000
                                       -----------------------------------------------------------------------------


Net Loss                               $  (8,595)     $(299,855)     $   8,595         $(299,855)          $(439,431)
                                       =============================================================================




                                                               -14-

CYPER ENTERTAINMENT CO., LTD.
Notes to Pro-Forma Consolidated Financial Statements
June 30, 2003




1. Basis of Presentation

     These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

     a) On July 10, 2003, in accordance with a Share Exchange Agreement dated May 23, 2003, the Company entered into a reverse-takeover transaction with JRE Inc., a public New York shell corporation, whereby all the issued and outstanding shares of the Company were exchanged for 10,000,000 shares of restricted stock of JRE Inc.. As a result of the transaction, the shareholders of Cyper Entertainment Co., Ltd. will control 67% of JRE Inc.. While JRE Inc. is the legal parent, the Company, as a result of the reverse-takeover, became the parent company for accounting purposes.

     b) Cyper Entertainment Co., Ltd. maintains its books and records in Korean won. Asset and liability accounts are translated using closing exchange rates in effect at the balance sheet date and equity accounts are translated at their historical value. Income and expense accounts are translated using an average exchange rate prevailing during each reporting period. No representation is made that the Korean won could have been, or could be, converted into United States dollars at the rates on the respective dates and or at any other certain rates. Adjustments resulting from the translation are included in the accumulated other comprehensive income (loss) in stockholders' equity.

     c) JRE Inc. is in the process of changing its name to Cyper Media Inc., and its year end to December 31.

     The pro-forma consolidated financial statements are based on the balance sheets of the following:

     a)   JRE Inc. as at July 10, 2003 (unaudited) and October 31, 2002
          (audited).

     b) Cyper Entertainment Co., Ltd. as at June 30, 2003 (unaudited) and December 31, 2002 (audited).

     The pro-forma consolidated financial statements include the statement of earnings for the following:

     a) JRE Inc. for the eight months ended July 10, 2003 (unaudited) and the year ended October 31, 2002 (audited).

     b) Cyper Entertainment Co., Ltd. for the six months ended June 30, 2003 (unaudited) and for the year ended December 31, 2002 (audited).

CYPER ENTERTAINMENT CO., LTD.
Notes to Pro-Forma Consolidated Financial Statements
June 30, 2003




1. Basis of Presentation (cont'd)

     The pro-forma consolidated balance sheet as at June 30, 2003 and December 31, 2002 gives effect to the transactions as at July 10, 2003 and the pro-forma statement of earnings for the six months ended June 30, 2003 and year ended December 31, 2002 gives effect to the transactions as if they had taken place at the beginning of each period.

     The pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future earnings or financial position.


2. Pro-Forma Adjustments

     To record the consolidation of JRE Inc. with Cyper Entertainment Co., Ltd. including:

     a) The merger of JRE Inc. and Cyper Entertainment Co, Ltd. was accounted for as the recapitalization of Cyper Entertainment Co, Ltd., with the net assets of Cyper Entertainment Co, Ltd. brought forward at their historical basis.

     b) To eliminate the pre-acquisition shareholders' equity of JRE Inc. at July 10, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JRE, Inc.



                                        By: /s/  Duk Jin Jang
                                            ------------------------------------
                                                 Duk Jin Jang, President

Dated:  September 26, 2003